UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 23, 2025

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8798 9th Street

Rancho Cucamonga, CA 91730

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

___________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement originally filed with the Securities and Exchange Commission on May 28, 2025, as supplemented on June 10 and June 18, 2025 (the “Proxy Statement”). At the Annual Meeting, as of the May 16, 2025 record date, there were a total of 31,359,899 shares eligible to vote, of which 25,990,703 shares voted in person or by proxy, representing 82.87% of the votes eligible to be cast. The final voting results for each matter are set forth in more detail below.

1.	Election of Directors.

All of the following four nominees were elected to the Company’s board of directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting and until their successors have been duly elected and qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Chenlong Tan	21,400,784	0	44,200	4,545,719
Bennet Tchaikovsky	20,946,608	0	498,376	4,545,719
Yue Guo	21,400,809	0	44,175	4,545,719
Hanxi Li	21,026,314	0	418,670	4,545,719

2.	Approval of the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
21,390,021	43,183	11,780	4,545,719

3.	Approval of an amendment to the Company’s Sixth Amended and Restated Articles of Incorporation to effect, at the discretion of the board of directors, a reverse stock split of the Company’s common stock at a stock split ratio between 1-for-2 and 1-for-200, with the ultimate ratio to be determined by the board of directors in its sole discretion (the “Reverse Stock Split”), which Reverse Stock Split may be implemented on or more occasions, when and as needed, to allow the Company to maintain Nasdaq compliance, with the exact ratio or ratios to be determined by the Company’s board of directors at its discretion.

Stockholders approved the Reverse Stock Split.

For	Against	Abstain	Broker Non-Votes
25,613,939	365,096	11,668	–

4.	Election of Yi Yang to the Company’s board of directors.

Yi Yang was elected to the Company’s board of directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting and until her successor has been duly elected and qualified.

For	Against	Abstain	Broker Non-Votes
21,230,321	0	214,663	4,545,719

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPOWER, INC.
Dated: June 24, 2025
	By:	/s/ Chenlong Tan
	Name:	Chenlong Tan
	Title:	Chief Executive Officer

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